UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 19, 2025
SALARIUS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36812	46-5087339
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2450 Holcombe Blvd. Suite X Houston, TX		77021
(Address of principal executive offices)		(Zip Code)
(713) 913-5608
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	SLRX	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On December 19, 2025, Salarius Pharmaceuticals, Inc. (the “Company”) convened its 2025 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, there was not a sufficient number of shares of the Company’s common stock present or represented by proxy in order to constitute a quorum. As a result, the Company adjourned the Annual Meeting, without conducting any business.
As announced at the Annual Meeting, the Annual Meeting will reconvene on December 31, 2025 at 10:00 am Central Time and will continue to be held virtually via live webcast at www.virtualshareholdermeeting.com/SLRX2025. No changes have been made to the proposals to be voted on by the stockholders described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on November 7, 2025 (the “Definitive Proxy Statement”). The Company encourages all stockholders to review the Definitive Proxy Statement, along with all other related proxy materials, which are available free of charge on the SEC’s website at www.sec.gov.
The record date for determining stockholder eligibility to vote at the Annual Meeting will remain the close of business on October 24, 2025. Proxies previously submitted will be voted at the Annual Meeting unless properly revoked, and the stockholders who have already submitted a proxy or otherwise voted need not take any action.

Item 7.01	Regulation FD Disclosure.
On December 19, 2025, the Company issued a press release announcing the convening and adjournment of the Annual Meeting and the information for the reconvened Annual Meeting. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
The information included in Item 7.01 of this Current Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to liabilities of that section, and shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Salarius Pharmaceuticals, Inc. dated December 19, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALARIUS PHARMACEUTICALS, INC.

Date: December 19, 2025	By:	/s/ Mark J. Rosenblum
Mark J. Rosenblum Executive Vice President & Chief Financial Officer